                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              SG COWEN FUNDS, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1)    Title of each class of securities to which transaction applies:

      (2)    Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)    Proposed maximum aggregate value of transaction:

      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

      (2)    Form, Schedule or Registration Statement No.:

      (3)    Filing Party:

      (4)    Date Filed:

                              SG COWEN FUNDS, INC.
                     SG COWEN INTERMEDIATE FIXED INCOME FUND
                       SG COWEN GOVERNMENT SECURITIES FUND
                           --------------------------
                              560 Lexington Avenue
                            New York, New York 10022
                          --------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 20, 2001


Dear Shareholders:


     A special meeting of the shareholders of SG Cowen Funds, Inc. (the "Company"), of which each of SG Cowen Opportunity Fund, SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund (each a "Fund," and collectively, the "Funds") is a series, will be held on Tuesday, November 20, 2001 at 2:00 p.m., Eastern Time at the offices of the Company, 560 Lexington Avenue, New York, New York 10022, for the following purposes:


     (1) To approve the Plans of Liquidation and Termination of the SG Cowen Intermediate Fixed Income Fund (the "IFIF") and the SG Cowen Government Securities Fund (the "GSF," and together with IFIF, the "Bond Funds")(collectively, the "Plan"), which Plan was unanimously approved at a meeting of the Board of Directors (the "Board") of the Company, held on September 24, 2001; approval of this proposal will also constitute approval of the dissolution of the Company, provided, however, that such dissolution will occur only if, in addition to the shareholders of both the IFIF and GSF separately approving the Plan, shareholders of the Company's SG Cowen Opportunity Fund (the "Opportunity Fund"), the remaining series of the Company, approve at the special meeting of the Company a related proposal to approve an Agreement and Plan of Reorganization whereby all or substantially all the assets and liabilities of the Opportunity Fund would be acquired by a comparable, newly formed series of TCW Galileo Funds, Inc. (a "New Series"), in exchange for shares of the appropriate class of such New Series and the assumption by such New Series of all of the liabilities of the Opportunity Fund (the "Reorganization").


     (2) To transact such other business as may properly come before the meeting.


     Shareholders of record of each Fund as of the close of business on October 19, 2001, are entitled to notice of the questions presented, as indicated above, and to vote on the question applicable to their respective Fund or Funds at the special meeting of shareholders and at any adjournments thereof.


     The Board has unanimously determined that a complete liquidation of the Bond Funds is in the best interests of the Bond Funds and their shareholders. The Bond Funds collectively have approximately $5.2 million in net assets, and the Board has concluded that the continued operation of the Bond Funds at this size is not economically feasible or in the best interests of the Bond Funds or their shareholders.


     The Board has also unanimously determined that the Reorganization of the Opportunity Fund is in the best interest of the Opportunity Fund and its shareholders.


     WE STRONGLY URGE YOU TO APPROVE THE PLAN AND/OR REORGANIZATION AT THIS
TIME.

     You are entitled to vote at the meeting and any adjournments thereof if you owned shares of the Funds at the close of business on October 19, 2001, even if you no longer own shares of the Funds. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, after reading the enclosed material, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope.


                                           By Order of the Board of Directors,



                                           /s/ Rodd M. Baxter
                                           --------------------------
                                           Rodd M. Baxter
                                           Secretary


New York, New York
October 29, 2001


     THE FUNDS WILL FURNISH, WITHOUT CHARGE, COPIES OF THEIR MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (877) 293-7298 OR BY WRITING TO SG COWEN FUNDS, INC., 560 LEXINGTON AVENUE, NEW YORK, NEW YORK 10022.


     IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY NO MATTER HOW MANY SHARES YOU OWN OR IF YOU NO LONGER OWN SHARES OF THE FUNDS.


                             YOUR VOTE IS IMPORTANT.

                     SG COWEN INTERMEDIATE FIXED INCOME FUND
                       SG COWEN GOVERNMENT SECURITIES FUND
                              ---------------------
                              560 Lexington Avenue
                            New York, New York 10022
                             ---------------------
                                 PROXY STATEMENT
                              ---------------------

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                NOVEMBER 20, 2001

     This document is a proxy statement for the SG Cowen Intermediate Fixed Income Fund ("IFIF") and the SG Cowen Government Securities Fund ("GSF," each a "Fund," and collectively, the "Funds"), open-end investment companies that each have three classes of common stock, Class A shares, Class B shares and Class I shares. This proxy statement, which will be mailed to the Funds' shareholders on or about October 31, 2001, is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SG Cowen Funds, Inc. (the "Company"), of which each Fund is a series, to be used at the Company's Special Meeting of Shareholders and at any adjournments thereof (the "Meeting"). The Meeting will be held on Tuesday, November 20, 2001 at 2:00 p.m., Eastern Time at the offices of the Company, 560 Lexington Avenue, New York, New York 10022, for the purposes set forth in the Funds' Notice of Special Meeting.

     The cost of the Meeting and the solicitation of proxies will be paid by SG Cowen Asset Management, Inc., the Funds' investment manager ("SGCAM"). The principal solicitation of proxies will be by the mailing of this proxy statement, but proxies may also be solicited in person by representatives of the particular Fund and regular employees of SGCAM or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

     The persons named on the proxy card of the Funds will vote in accordance with the directions indicated thereon if your proxy card is received properly executed. If you properly execute your proxy card and give no voting instructions, your shares will be voted FOR the proposal set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but as shares which have not voted. Broker non-votes (i.e., proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. Abstentions and broker non-votes will effectively be counted against the proposal. Proxies may be revoked at any time prior to their exercise by execution of a subsequent proxy card, by written notice to the Secretary of the Company or by voting in person at the Meeting.

     Copies of the Funds' most recent Semi-Annual Reports for the six months ended May 31, 2001, which include unaudited financial statements, and the Funds' Annual Reports for the year ended November 30, 2000, which include audited financial statements, have heretofore been mailed to each of the shareholders of the Funds. THE FUNDS WILL FURNISH WITHOUT CHARGE ADDITIONAL COPIES OF THEIR SEMI-ANNUAL REPORT AND ANNUAL REPORT TO ANY SHAREHOLDERS OF THE FUNDS WHO REQUEST THEM BY CALLING (877) 293-7298. These reports do not form any part of the proxy solicitation material.

     The affirmative vote of shareholders holding a majority of the outstanding shares of each Fund at the close of business on October 19, 2001 (the "Record Date"), voting in the aggregate without regard to class, in person or by proxy, is required for approval of the liquidation of the assets of that Fund pursuant to the provisions of the Form of the Plan of Liquidation and Termination (collectively, the "Plan") as set forth in Exhibit A hereto. Approval of the Plan will also constitute approval of dissolution of the Company. Dissolution of the Company will only occur if, in addition to the shareholders of both the IFIF and GSF separately approving the Plan, the shareholders of the SG Cowen Opportunity Fund (the "Opportunity Fund", together with the Funds, the "Cowen Funds"), the remaining series of the Company, vote in favor of a related proposal whereby all or substantially all of the assets of the Opportunity Fund would be acquired by a comparable, newly formed series of TCW Galileo Funds, Inc. (a "New Series"), in exchange for shares of the appropriate class of such New Series and the assumption by such New Series of all of the liabilities of the Opportunity Fund (the "Reorganization"). If the shareholders of one or more of the Cowen Funds do not vote for the liquidation and/or Reorganization, as the case may be, the Board will take such appropriate action as it deems to be in the best interest of that Cowen Fund's shareholders.

     At the Meeting, the presence in person or by proxy of shareholders of each of the Funds entitled to cast at least one-third of the votes entitled to be cast, in the aggregate without regard to class, shall constitute a quorum for the transaction of business. In the event a quorum is not present, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies by the respective Fund may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of such Fund's shares represented at the Meeting in person or by proxy.

     Shareholders of record at the close of business on the Record Date are entitled and encouraged to vote at the Meeting, even if they sold their Fund shares after the Record Date.

     Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate fractional share of one vote. As of the Record Date, IFIF had outstanding 403,820.79 Class A shares, 16,056.075 Class B shares and 10,966.052 Class I shares. GSF had outstanding 96,578.853 Class A shares, 0 Class B shares and 3,427.654 Class I shares. The persons who owned more than 5% of any class of the Funds' outstanding shares as of the Record Date to the knowledge of the Funds, are set forth in Exhibit B hereto.


             PROPOSAL TO LIQUIDATE THE ASSETS OF THE FUNDS PURSUANT
          TO THE PROVISIONS OF THE PLAN OF LIQUIDATION AND TERMINATION


THE LIQUIDATION IN GENERAL

     The Company proposes to liquidate the assets of the Funds pursuant to the provisions of the Plan as approved by the Board on September 24, 2001, when the Board determined that an orderly liquidation of the Funds' assets was in the best interests of the Funds and their shareholders. The Plan provides for the complete liquidation of all of the assets of the Funds and the subsequent dissolution of the Company. If the Plan is approved by the requisite shareholder vote of a Fund, SGCAM will undertake to liquidate the particular Fund's assets at market prices and on such terms and conditions as SGCAM shall determine to be reasonable and in the best interests of the Fund and its shareholders.

     If the Plan is approved for a Fund, liquidation of that Fund will proceed even if dissolution of the Company does not proceed. In the event the Plan is not approved by the requisite shareholder vote of a Fund, the Board will consider other appropriate action for such Fund.


REASONS FOR THE LIQUIDATION

     The Funds are series of the Company, an open-end, diversified management investment company organized as a Maryland corporation on June 26, 1986. On July 1, 1998, the names of the Funds were changed from Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund to SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund, respectively. As of the Record Date, the collective net assets of the Funds were approximately $5.2 million.

     At a meeting of the Board held on September 24, 2001, the Board was advised by SGCAM that the continued operation of the Funds was not economically feasible or in the best interests of the Funds or their shareholders considering all relevant factors, including, without limitation:

     1) The Funds' performances have been augmented by voluntary fee waivers and expense reimbursements by SGCAM which are under no obligation to be continued. The Funds' returns without waivers and reimbursements may make the Funds unattractive to new investors.

     2) The Funds have been unable to attain a level of assets that would enable them to absorb all the expenses of their operations and offer a competitive return.

     SGCAM requested that the Board consider the liquidation of the Funds pursuant to the Plan attached to this Proxy Statement as Exhibit A.

     At the September 24, 2001 Board meeting, the Board considered various alternatives for the Funds including merging the Funds with an investment company with a similar investment focus, including a merger with another SG Cowen Fund. SGCAM believes that the merger of the Funds with similar mutual funds would not be a realistic option because of the relatively small amount of assets in the Funds, the expenses associated with a merger and the fact that many shareholders of the Funds may be reasonably expected to redeem their interest either before or in connection with a merger. In addition, SGCAM believes that changing the Funds' investment objectives and strategies does not currently present any special marketing opportunities. Accordingly, SGCAM believes that prompt liquidation is in the best interests of the Funds and their shareholders.

     The Board acknowledged that SGCAM has voluntarily waived its management fees since it assumed investment management responsibilities with respect to the Funds, and, in addition, SGCAM has been reimbursing a substantial part of the Funds' expenses during the same period. The Board recognized that the Funds' manager is under no obligation to continue expense reimbursements and fee waivers and, in the absence thereof, the Funds' returns would make the Funds unattractive to new investors. Based upon SGCAM's presentation and recommendation and other relevant factors, the Board concluded that a liquidation of the Funds was in the best interests of the Funds and their shareholders. See "Federal Income Tax Consequences" below.

     The Board, including all of the Directors who are not "interested persons" of the Funds (as that term is defined in the Investment Company Act of 1940, as amended), then unanimously adopted resolutions approving the Plan, declaring the proposed liquidation and dissolution advisable and directing that it be submitted to the shareholders for consideration. In connection with the proposal, SGCAM will bear the costs associated with the liquidation of the Funds.

     The liquidation of the assets of the Funds will have the effect of permitting the shareholders of the Funds to invest the distributions to be received by them upon the liquidation of the Funds in investment vehicles of their own choice.

     In the event that the shareholders of a Fund do not approve the Plan, the Board will consider other appropriate action.

PLAN OF LIQUIDATION AND TERMINATION OF THE FUNDS

     The Plan provides for the complete liquidation of all of the assets of the Funds. If the Plan is approved for a Fund, SGCAM will undertake to liquidate the particular Fund's assets at market prices and on such terms and conditions as SGCAM shall determine to be reasonable and in the best interests of the Fund and its shareholders.

DISSOLUTION OF THE COMPANY

     The Plan also provides for the dissolution of the Company. Dissolution of the Company will only occur if the shareholders of all three series of the Cowen Funds each vote in favor of the particular series' liquidation or the Reorganization, as the case may be.

LIQUIDATION VALUE

     If the Plan is adopted by a Fund's shareholders at the Meeting, as soon as practicable after the consummation of the sale of all of the Fund's portfolio securities and the payment of all of the Fund's known liabilities and obligations, each Fund shareholder will receive a distribution in an amount equal to the net asset value per share, as determined in accordance with the Company's registration statement (the "NAV Liquidation Distribution"). Shareholders may also receive previously declared and unpaid dividends and distributions, together with the NAV Distribution, with respect to each of the shareholder's shares of the Fund (the "Liquidation Distribution").


FEDERAL INCOME TAX CONSEQUENCES

     The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of the Liquidation Distribution from the Funds pursuant to the provisions of the Plan. This summary also discusses the effect of federal income tax provisions on the Funds resulting from their liquidation; however, the Funds have not sought a ruling from the Internal Revenue Service (the "Service") with respect to the liquidation of the Funds. This summary is based on the tax laws and regulations in effect on the date of this proxy statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

     This summary does not address the particular federal income tax consequences which may apply to certain shareholders such as trusts, estates, tax-exempt organizations, non-resident aliens or other foreign investors or shareholders holding their shares through tax-advantaged accounts. This summary also does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATION DISTRIBUTION AS DISCUSSED HEREIN. The receipt of the Liquidation Distribution may result in tax consequences that are unanticipated by shareholders.

     As discussed above, pursuant to the Plan, the Funds will sell their assets and distribute the proceeds to their shareholders. The Funds anticipate that they will retain their qualification as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and, therefore, will not be taxed on any of their net income from the sale of their assets.

     For federal income tax purposes, a shareholder's receipt of the NAV Liquidation Distribution will be a taxable event in which the shareholder will be viewed as having sold its shares of the Funds in exchange for an amount equal to the NAV Liquidation Distribution that it receives. Each shareholder will recognize gain or loss measured by the difference between the adjusted tax basis in its shares and the aggregate NAV Liquidation Distribution received from the Funds. If the shares are held as a capital asset, the gain or loss will be characterized as a capital gain or loss. Generally, a capital gain or loss attributable to shares held for more than one year will constitute a long-term capital gain or loss, while a capital gain or loss attributable to shares held for not more than one year will constitute a short-term capital gain or loss.

     If a shareholder has failed to furnish a correct taxpayer identification number or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the shareholder may be subject to a 30.5% backup withholding tax with respect to taxable proceeds received as part of the Liquidation Distribution. An individual's taxpayer identification number is his or her social security number. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

LIQUIDATION DISTRIBUTION


     At present, the date on which the Funds will be liquidated and on which they will pay Liquidation Distributions to their shareholders is uncertain, but it is anticipated that if the Plan is adopted by the shareholders such liquidation would occur on or about November 30, 2001 (the "Liquidation Date"). Shareholders holding shares of the Funds as of the close of business on November 29, 2001 will receive their Liquidation Distribution on the Liquidation Date without any further action on their part. These dates may be changed by the Board in its discretion.


     The right of a shareholder to redeem his or her shares of the Funds at any time has not been impaired by the proposal to liquidate the assets of the Funds and the adoption of the Plan. Therefore, a shareholder may redeem shares in accordance with redemption procedures set forth in the Funds' current Prospectuses and Statements of Additional Information without the necessity of waiting for the Funds to take any action. The Funds do not impose any redemption charges and any applicable contingent deferred sales charges will be waived.


CONCLUSION


     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR THE PROPOSED LIQUIDATION OF ASSETS OF THE FUND AND SUBSEQUENT DISSOLUTION OF THE COMPANY PURSUANT TO THE PROVISIONS OF THE PLAN OF LIQUIDATION AND TERMINATION.


                                  OTHER MATTERS


     The Board does not know of any matters to be presented at the Meeting other than that set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named as proxies in the accompanying proxy will vote thereon in accordance with their best judgment.


                            * * * * * * * * * * * * *


                              SHAREHOLDER PROPOSALS


     As a general matter, the Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders (assuming that the respective Fund is not liquidated as proposed) should send their written proposals to the Secretary of SG Cowen Funds, Inc., 560 Lexington Avenue, New York, New York 10022. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.


                                           By Order of the Board of Directors,


                                           /s/ Rodd M. Baxter
                                           --------------------------
                                           Rodd M. Baxter
                                           Secretary


New York, New York
October 29, 2001

                                                                      EXHIBIT A


                   FORM OF PLAN OF LIQUIDATION AND TERMINATION

     SG Cowen Funds, Inc. (the "Company"), a Maryland corporation, shall proceed to a complete liquidation of [SG Cowen Intermediate Fixed Income Fund/SG Cowen Government Securities Fund], a series of the Company (the "Fund"), according to the procedures set forth in this Plan of Liquidation and Termination (the "Plan"). Approval of the Plan will also constitute approval of the dissolution of the Company. Dissolution of the Company will only occur if, in addition to the shareholders of the [SG Cowen Intermediate Fixed Income Fund/SG Cowen Government Securities Fund] separately approving the Plan, the shareholders of the SG Cowen Opportunity Fund (the "Opportunity Fund", together with the Funds, the "Cowen Funds"), the remaining series of the Company, separately vote in favor of the reorganization in which all or substantially all of the assets of the Opportunity Fund would be acquired by a comparable, newly formed series of TCW Galileo Funds, Inc. (a "New Series"), in exchange for shares of the appropriate class of such New Series and the assumption by such New Series of all of the liabilities of the Opportunity Fund (the "Reorganization"). If the shareholders of one or more of the Cowen Funds do not vote for the liquidation or Reorganization, as the case may be, the Board will take such appropriate action as it deems to be in the best interest of that Cowen Fund's shareholders and those Cowen Funds whose shareholders approved liquidation or Reorganization will proceed to liquidate or reorganize.

     The Plan has been approved by the Board of Directors of the Company (the "Board") as being advisable and in the best interests of the Fund and its shareholders. The Board has directed that this Plan be submitted to the holders of the outstanding shares of the Fund (each a "Shareholder" and, collectively, the "Shareholders"), voting in the aggregate without regard to class, for their adoption or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon Shareholder approval of the Plan, the Fund shall voluntarily liquidate in accordance with the requirements of the Maryland General Corporation Law (the "MGCL") and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

     1. Adoption of Plan. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by the Shareholders.

     2. Liquidation and Distribution of Assets. As soon as practicable after the Effective Date and by November 30, 2001 (the "Liquidation Period"), or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Fund and the Fund's investment manager, SG Cowen Asset Management, Inc. ("SGCAM"), shall have the authority to engage in such transactions as may be appropriate for the Fund's liquidation, including, without limitation, the consummation of the transactions described in the Proxy Statement.

     3. Provisions for Liabilities. The Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

     4. Distribution to Shareholders. As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the date of liquidation (the "Liquidation Date") to its shareholders of record as of the close of business on November 29, 2001 all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books. These dates may be changed by the Board in its discretion.

     Notwithstanding the adoption of the Plan and the commencement of transactions appropriate for the liquidation of the Fund, the right of a Shareholder to redeem his or her shares will not be impaired and may be exercised at his or her discretion. Therefore, a Shareholder may redeem shares in accordance with the redemption procedures set forth in the Fund's current Prospectus and Statement of Additional Information. The Fund does not impose any redemption charges and any applicable contingent deferred sales charges will be waived.


     5. Notice of Liquidation. As soon as practicable after the Effective Date, the Fund shall mail notice to the appropriate parties that this Plan has been approved by the Board and the Shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under the MGCL.


     6. Articles of Dissolution. Subject to the requisite shareholder approval of the Plan and subject further to the approval of liquidation by the [SG Cowen Intermediate Fixed Income Fund's/SG Cowen Government Securities Fund's] shareholders and the Reorganization by the Opportunity Fund's shareholders, pursuant to the MGCL, the Company shall prepare and file Articles of Dissolution (the "Articles") with and for acceptance by the Maryland State Department of Assessments and Taxation.


     7. Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its Shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders, such an amendment or modification will be submitted to the Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the liquidation if it determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.


     8. Powers of Board and Officers. The Board and the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Fund deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation of the Fund in accordance with the Code and the MGCL, including, without limitation, filing of a Form N-8F with the Securities and Exchange Commission, withdrawing any state registrations of the Fund and/or its shares, withdrawing any qualification to conduct business in any state in which the Fund is so qualified and the preparation and filing of any tax returns.


     9. Termination of Business Operations. As soon as practicable upon adoption of this Plan, the Fund shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation.


     10. Expenses. The expenses of carrying out the terms of this Plan shall be borne by SGCAM, whether or not the liquidation contemplated by this Plan is effected.

                                                                       EXHIBIT B


                     SG COWEN INTERMEDIATE FIXED INCOME FUND


                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF A CLASS OF THE FUND
                             AS OF OCTOBER 19, 2001


                                          PERCENT OF         PERCENT OF         PERCENT OF
                                        CLASS A SHARES     CLASS B SHARES     CLASS I SHARES
NAME AND ADDRESS                          OUTSTANDING        OUTSTANDING       OUTSTANDING
------------------------------------   ----------------   ----------------   ---------------
Local Union #712 IBEW                        6.6%
217 Sassafras Lane
Beaver, PA 15009-1709

Lehman Brothers, Inc.
101 Hudson Street, 31st Floor
Jersey City, NJ 07302-3915
                                             5.3
  FBO A/C 737-23790-11

  FBO A/C 741-00799-12                                          16.5%

  FBO A/C 741-22241-10                                          12.7

  FBO A/C 839-00337-13                                                             5.3%

  FBO A/C 839-21406-15                                                            47.3

Oppenheimer & Co. Inc.                       5.9
P.O. Box 3484
Church Street Station
New York, New York 10008-3484

Patricia Simmons Lovejoy                     6.5
Persimmon Road
Sewickley, CT 15143

Wexford Clearing Services Corp.                                 65.7
FBO Ms. Barbara B. Enfield
501 Latane Drive
Richmond, VA 23236-4102

Bank of New York Clearing Services                                                42.4
A/C 1280-0054, Caponegro Urological
Association Pension Trust
111 East Kilbourn Ave.
Milwaukee, WI 53202-6633

                                                PERCENT OF         PERCENT OF
                                              CLASS A SHARES     CLASS I SHARES
NAME AND ADDRESS                                OUTSTANDING       OUTSTANDING
------------------------------------------   ----------------   ---------------
Oppenheimer & Co. Inc.                             15.4%
P.O. Box 3484
Church Street Station
New York, New York 10008-3484

SG Cowen Securities Corporation                     5.1
A/C 0097-5228
Financial Square
New York, New York 10005-3597

Dean Witter
P.O. Box 250
Church Street Station
New York, New York 10008-0250

  FBO N. Plesofsky & C. Idinopulos TTEES           10.2

  FBO Nora Plesofsky & Caroline                     7.3

  FBO Paul E. Freehling TTEE                        5.5

Lehman Brothers, Inc.                               8.1
FBO A/C 735-23354-13
101 Hudson Street, 31st Floor
Jersey City, NJ 07302-3915

National Investor Services
55 Water Street
New York, New York 10041-0028

  FBO A/C 513-90205-14                                               86.7%

  FBO A/C 509-39609-11                                               12.4


SG COWEN FUNDS                                                                  PROXY CARD
560 LEXINGTON AVE.
NEW YORK, NY 10022                                                 SG COWEN INTERMEDIATE FIXED INCOME FUND
                                                                        a series of SG Cowen Funds, Inc.

                                                                   PROXY SOLICITED BY THE BOARD OF DIRECTORS


                                                         I hereby instruct Philip J. Bafundo and Rodd M. Baxter to
                                                         vote the shares of SG Cowen Intermediate Fixed Income Fund
                                                         (the "Fund"), a series of SG Cowen Funds, Inc. (the "Company"), as to which I am entitled to vote, as shown below, at a
                                                         Special Meeting of the Shareholders of the Fund (the "Meeting")
                                                         to be held on Tuesday, November 20, 2001 at 2:00 p.m., Eastern
                                                         Time at the offices of the Company, 560 Lexington Avenue,
                                                         New York, New York 10022, and any adjournments thereof.

                                                         I hereby revoke any and all proxies with respect to such
                                                         shares previously given by me. I acknowledge receipt of the
                                                         Proxy Statement dated October 29, 2001. This proxy will be voted as specified.

                                                         This instruction may be revoked at any time prior to its
                                                         exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Company or by voting in person at the Meeting.


                                                                   PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                                                        PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                           VOTE THIS PROXY CARD TODAY!
                                                                          YOUR PROMPT RESPONSE WILL SAVE
                                                                        THE EXPENSE OF ADDITIONAL MAILINGS



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:             SGCWEN              KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------
                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.            DETACH AND RETURN THIS PORTION ONLY

------------------------------------------------------------------------------------------------------------------------------
 SG COWEN INTERMEDIATE FIXED INCOME FUND
 a series of SG Cowen Funds, Inc.

   This proxy, if properly executed, will be voted in this                                                          -----
   manner directed by the undersigned shareholder. IF NO                                                                |
   DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" APPROVAL                                                           |
   OF THE PROPOSAL.                                                                                                     |
                                                                                                                        |
   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

   VOTE ON PROPOSAL                                                                                FOR    AGAINST    ABSTAIN

   1.  Proposal to liquidate the Fund and dissolve the Company pursuant to the provisions          [ ]      [ ]        [ ]
       of the Plan of Liquidation and Termination.

   2.  In the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournments thereof.

   Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individuals signature must be followed by his or her full title.


   ----------------------------------- --------       ----------------------------------- --------

   ----------------------------------- --------       ----------------------------------- --------
   Signature (PLEASE SIGN WITHIN BOX)  Date           Signature (Joint Owners)            Date
------------------------------------------------------------------------------------------------------------------------------


SG COWEN FUNDS                                                                  PROXY CARD
560 LEXINGTON AVE.
NEW YORK, NY 10022                                                  SG COWEN GOVERNMENT SECURITIES FUND
                                                                        a series of SG Cowen Funds, Inc.

                                                                 PROXY SOLICITED BY THE BOARD OF DIRECTORS


                                                         I hereby instruct Philip J. Bafundo and Rodd M. Baxter to
                                                         vote the shares of SG Cowen Government Securities Fund
                                                         (the "Fund"), a series of SG Cowen Funds, Inc. (the "Company"), as to which I am entitled to vote, as shown below, at a
                                                         Special Meeting of the Shareholders of the Fund (the "Meeting")
                                                         to be held on Tuesday, November 20, 2001 at 2:00 p.m., Eastern
                                                         Time at the offices of the Company, 560 Lexington Avenue,
                                                         New York, New York 10022, and any adjournments thereof.

                                                         I hereby revoke any and all proxies with respect to such
                                                         shares previously given by me. I acknowledge receipt of the
                                                         Proxy Statement dated October 29, 2001. This proxy will be voted as specified.

                                                         This instruction may be revoked at any time prior to its
                                                         exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Company or by voting in person at the Meeting.


                                                                   PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                                                        PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                           VOTE THIS PROXY CARD TODAY!
                                                                          YOUR PROMPT RESPONSE WILL SAVE
                                                                        THE EXPENSE OF ADDITIONAL MAILINGS



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:             SGCWE2              KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------
                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.            DETACH AND RETURN THIS PORTION ONLY

------------------------------------------------------------------------------------------------------------------------------
 SG COWEN GOVERNMENT SECURITIES FUND
 a series of SG Cowen Funds, Inc.

   This proxy, if properly executed, will be voted in this                                                          -----
   manner directed by the undersigned shareholder. IF NO                                                                |
   DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" APPROVAL                                                           |
   OF THE PROPOSAL.                                                                                                     |
                                                                                                                        |
   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

   VOTE ON PROPOSAL                                                                                FOR    AGAINST    ABSTAIN

   1.  Proposal to liquidate the Fund and dissolve the Company pursuant to the provisions          [ ]      [ ]        [ ]
       of the Plan of Liquidation and Termination.

   2.  In the discretion of such proxies, such other business as may properly come before the Meeting or any adjournments thereof.

   Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individuals signature must be followed by his or her full title.


   ----------------------------------- --------       ----------------------------------- --------

   ----------------------------------- --------       ----------------------------------- --------
   Signature (PLEASE SIGN WITHIN BOX)  Date           Signature (Joint Owners)            Date
------------------------------------------------------------------------------------------------------------------------------
